UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2026

HOWARD HUGHES HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41779 (Commission File Number)	93-1869991 (I.R.S. Employer Identification No.)

9950 Woodloch Forest Drive, Suite 1100

The Woodlands, Texas 77381

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (281) 719-6100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock $0.01 par value per share	HHH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Howard Hughes Holdings Inc. (the “Company”) is disclosing under Item 7.01 of this Current Report on Form 8-K the information contained in Exhibit 99.1, which information is incorporated by reference herein. The information contained in Exhibit 99.1 is excerpted from a preliminary offering memorandum that is being disseminated in connection with the private offering of senior notes by its wholly owned subsidiary, The Howard Hughes Corporation (“HHC”) as described below. Such information contains certain preliminary unaudited estimated financial results of HHC for the fourth quarter and the fiscal year ended December 31, 2025.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On February 4, 2026, the Company issued a press release announcing HHC’s intention to offer, subject to market and other conditions, $1 billion in aggregate principal amount of HHC senior notes consisting of senior notes due 2032 (the “2032 Notes”) and senior notes due 2034 (the “2034 Notes” and, together with the 2032 Notes, the “Notes”), in an unregistered offering exempt from the registration requirements of the Securities Act of 1933, as amended. A copy of the press release is furnished hereto as Exhibit 99.2 and is incorporated herein by reference.

In addition, on February 4, 2026, the Company issued a press release announcing the redemption by HHC of $750,000,000 aggregate principal amount outstanding of HHC’s 5.375% Senior Notes due 2028 (the “2028 Notes”) on February 19, 2026 (the “redemption date”). The redemption price for the 2028 Notes will be equal to 100.896% of the principal amount thereof, plus accrued and unpaid interest on the 2028 Notes to, but excluding, the redemption date, for a total payment to holders of $1,011.6475 per $1,000 principal amount of 2028 Notes. HHC intends to fund the redemption of the 2028 Notes with proceeds from the offering of the 2032 Notes and the 2034 Notes. A copy of the press release is furnished hereto as Exhibit 99.3 and incorporated herein by reference.

This Current Report on Form 8-K is not an offer to sell or a solicitation of an offer to buy any security, nor shall there be any sales of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Current Report on Form 8-K does not constitute a notice of redemption with respect to any of the Company’s senior notes. Such notice, if any, will be given in accordance with the terms of the applicable indenture.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Excerpts from HHC’s Preliminary Offering Memorandum.

99.2	Press release dated February 4, 2026 announcing HHC’s intention to offer 2032 Notes and 2034 Notes.

99.3	Press release dated February 4, 2026, announcing HHC’s redemption of 2028 Notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD HUGHES HOLDINGS INC.

Date: February 4, 2026	By:	/s/ Joseph Valane
Joseph Valane
General Counsel & Secretary